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                                                                   EXHIBIT 10.20


                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT ("Agreement"), made and entered into this 15th day of December, 1997, by and between TRUST ONE BANK, a Tennessee state banking corporation with its principal office at 2171 Judicial Drive, Suite #101, Germantown, Tennessee 38138 ("Lender") and BACK YARD BURGERS, INC., a Delaware corporation, located at 2678 Colony Park Drive, Memphis, Tennessee 38118 ("Borrower").

                                   WITNESSETH:

         WHEREAS, Borrower has requested that Lender extend financial accommodations to it; and

         WHEREAS, Lender has agreed to extend financial accommodations to Borrower in the form of a $460,000.00 loan, to be made in accordance with, and subject to, the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loan or other financial accommodation heretofore, now or hereafter made by Lender to or on behalf of Borrower, the parties hereto hereby agree as follows:


SECTION I:  AMOUNTS AND TERMS OF THE LOAN:

Lender agrees, based upon the terms and conditions of this Agreement, as well as the various documents to be executed in connection herewith and the representations, warranties, covenants and undertakings of the Borrower herein, to make a secured loan to the Borrower in the amount of $460,000.00 plus interest, as herein provided.


A.  THE NOTE AND PAYMENT OF INTEREST AND PRINCIPAL:

As evidence for the indebtedness hereunder, the Borrower will execute a promissory note (the "Note") in the principal sum of $460,000.00, with interest fixed at nine and three-quarters percent (9.75%) per annum, payable in fifty-nine (59) monthly principal and interest installments of $6,050.31 each, based upon a ten (10) year amortization, and one final payment of all accrued interest and any outstanding principal due under the Note. Interest will be computed on the basis of actual days elapsed over a 360-day year. In case of any default with respect to the Note, the Note shall bear interest at a default rate equal to the highest interest rate allowed by applicable law.

The indebtedness may be pre-paid in whole or in part at Borrower's election at any time and from time to time without penalty or premium. Pre-payments shall, at Lender's option, first be applied to any accrued and unpaid interest, with the remainder being credited to principal. Partial prepayments of principal shall not have the effect of suspending or deferring any monthly payments due on the Note, and the same shall continue to be due and payable on each due date subsequent to such partial payment of principal but shall operate to effect full payment of the principal at an earlier date.

B.  PLACE OF PAYMENTS:

All payment of principal and interest on the indebtedness evidenced by the Note and other documents and all payments of fees required hereunder shall be made to the Lender at 2171 Judicial Drive, Suite #101, Germantown, Tennessee 38138.

C.  PURPOSE OF LOAN:

The loan proceeds shall be applied towards the purchase of the real property known as 2110 West Street, Germantown, Tennessee and described in attached Exhibit "A" (the "Land").





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SECTION II:  CONDITIONS OF LENDING CONDITIONS PRECEDENT TO MAKING LOAN:

The obligation of the Lender to make the loan or any advances thereunder is subject to the condition precedent that the Borrower shall have delivered to the Lender such documents as the Lender shall require including, but not limited to, the following:

         (a) A properly executed promissory note in the form attached hereto as Exhibit "B";

         (b) A title commitment issued by Chicago Title Insurance Company insuring the Lender's first deed of trust on the Land.

         (c) A properly executed first deed of trust and security agreement (the "Deed of Trust") on the Land and in the personal property thereon in favor of Lender, in the form attached hereto as Exhibit "C";

         (d)      A survey of the Land in standard ALTA form;

         (e)      Properly executed U.C.C. financing statements;

         (f) Affidavit of Borrower as to the status of the title to the Land in the form attached hereto as Exhibit "D";

         (g)      An environmental survey of the Land, satisfactory to Lender;

         (h) A certificate of insurance on the Land in a form and with a company satisfactory to the Lender, with Lender named as the mortgage holder; and

         (i)      Payment of a loan commitment fee of $1,150.00.


SECTION III:  COLLATERAL

All advances to Borrower and all obligations of Borrower pursuant to this Agreement shall be secured by the Deed of Trust.


SECTION IV:   REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that:

         (a) Borrower is a Delaware corporation, authorized and doing business in the State of Tennessee and the sole owner of the Land. Borrower is not a party to any contract or other agreement which would prevent it from executing this Agreement or limit his ability to carry out the terms of this Agreement;

         (b) The Land is free and clear of any and all liens or encumbrances of whatever kind or character.

         (c) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or to the knowledge of the Borrower, threatened against or affecting Borrower or the Land, or any properties or rights of Borrower, which if, adversely determined, would materially affect the financial or any other condition of Borrower or the Land;

         (d) Borrower is not a party to any agreement or instrument nor is he subject to any charter or other restrictions adversely affecting its business, properties or assets, operations or conditions (financial or otherwise);

         (e) Borrower is not in default in the performance, observance or fulfillment of any of his obligations, covenants or conditions contained in any agreement or instrument; and

         (f) The financial statements of Borrower heretofore delivered to the Lender, are true and correct in all respects and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.


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SECTION V:  AFFIRMATIVE COVENANTS OF BORROWER:

Borrower covenants and agrees that from the date hereof and until payment in full of the principal and interest on the indebtedness evidenced by the Note and other documents, unless the Lender shall otherwise consent in writing, such consent to be at the discretion of the Lender, Borrower will:

         (a) Keep the Land and other Collateral free and clear of all encumbrances, liens, mortgages, security interests and secondary financing, except for matters approved in writing by the Lender, and the Borrower shall not, without the prior written consent of the Lender, sell, transfer or convey all or any part of his interest in the Land or any portion thereof.

         (b)      Not lease any portion of the Land to any person or entity.

         (c) Notify Lender immediately of any change of address of the Borrower.

         (d) Pay all of his indebtedness and obligations promptly in accordance with normal terms and practices and pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon him, the Land or any of the other Collateral, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies which otherwise, if unpaid might become a lien or charge upon such Land or other Collateral or any part thereof, unless such amounts are being properly protested by the Borrower.

         (e) Provide Lender with quarterly 10Q reports within ten (10) days of their filing, as well as copies of annual audited financial statements within ten (10) days of their preparation.

         (f) Furnish such other information regarding the operation, business affairs, and financial condition of the Borrower, as the Lender may reasonably request.

         (g)      Maintain its operating accounts with Lender.

         (h) Maintain a debt service ratio of at least 2:0 to 1:0. (This convenant shall be measured quarterly and shall be calculated as net income, plus depreciation and interest, divided by total banks and leasing debt service requirements.)


SECTION VI:  NEGATIVE COVENANTS

Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the indebtedness evidenced by the Note and other documents, unless the Lender shall otherwise consent in writing, such consent to be at the discretion of the Lender, Borrower will not:

         (a) Incur any additional debt, except in the ordinary course of business;

         (b)      Make any loans to others; or

         (c)      Guarantee any indebtedness.

SECTION VII: EVENTS OF DEFAULT

An "Event of Default" of this Agreement shall exist if, at any time, any of the following shall occur and such occurrence shall continue for ten (10) days after receipt of notice by Borrower from Lender specifying such default:

         (a) The Borrower defaults in the time a payment of any installment is due under the terms of the Note;


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         (b)      The Borrower defaults with respect to any other agreement with
                  Lender to which he is a party or with respect to any other indebtedness to Lender when due or the performance of any obligation incurred in connection with any indebtedness for borrowed money, if the effect of such default is to accelerate the maturity of such indebtedness, or if the effect of such default is to permit the holder thereof to cause such indebtedness to come due prior to its stated maturity;

         (c) Any representation or warranty made by Borrower, herein, or in any report, certificate, financial statement or other writing furnished in connection with or pursuant to this Agreement shall prove to be false, misleading or incomplete in any material respect on the date of which made;

         (d) The Borrower defaults on the performance or observance of any of the covenants, terms or conditions contained herein;

         (e) Any judgment shall be entered against Borrower which Lender reasonably believes could, in the reasonable judgment of Lender and its counsel, substantially impair the ability of Borrower to perform any of his obligations contained in this Agreement or any of the loan documents;

         (f) If there is any material adverse change in the property or financial condition of the Borrower; and

         (g) Borrower shall file for protection under any bankruptcy or state receivership law or shall be placed into bankruptcy or receivership by any outside creditor, and such petition is not dismissed in 60 days.


SECTION VIII:  REMEDIES UPON AN EVENT OF DEFAULT

After notice as required herein to Borrower from Lender of an Event of Default and failure of Borrower to cure the default within the notice period, Lender shall have the right to:

         (a)      Accelerate the balance due under the Note;

         (b) Exercise all rights under the terms of the Note evidencing the indebtedness, the Deed of Trust and any other loan documents; and

         (c) After any acceleration, as provided above, Lender shall have, in addition to the rights and remedies given it by this Agreement, the Note, the Deed of Trust and any other loan documents, all those rights and remedies allowed by all applicable law including, without limitation, the Uniform Commercial Code as enacted in the State of Tennessee.

The enumeration of Lender's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by Lender of any right or remedy and shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between Borrower or Lender or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between Borrower and Lender or its agents or employees, except as may be otherwise waived in writing by Lender, shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. Lender shall not, under any circumstances or in any event whatsoever, have any liability for any error, omission or delay of any kind occurring in the liquidation of the collateral or for any damages resulting therefrom.

All the remedies provided in this agreement, and any of the other documents executed pursuant to the terms of this agreement, at law or in equity are cumulative; and Lender, at its option, may exercise such remedies concurrently or sequentially in such order as it may choose.




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SECTION IX:  MISCELLANEOUS.

         (a) Borrower covenants, warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement and any other loan document shall be true at the time of Borrower's execution of this Agreement and the other loan documents and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

         (b) This Agreement shall remain in full force and effect until all obligations of Borrower to Lender have been paid in full.

         (c) The provisions of this Agreement, Deed of Trust, other loan documents and the Note from time to time may be amended, modified, or waived, with the consent of the Lender, if such amendment, modification, or waiver is in writing and signed by the party to be charged with the amendment, modification, or waiver.

         (d) All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when delivered in person or deposited in the mail, certified, postage pre-paid, return receipt requested, or in the case of telegraphic notice, when delivered to the telegraph company addressed to the parties described in this Agreement and at such addresses as are set forth above or at such other addresses as may be provided by the parties pursuant to this paragraph.

         (e) Should any one of more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto.

         (f) Borrower shall not assign or transfer his rights or obligations hereunder.


         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed as of the day and year first above written.


                              Borrower:

                                     BACK YARD BURGERS, INC.


                                     By:
                                        ---------------------------------------


                                     Title:
                                           ------------------------------------



                              Lender:

                                      TRUST ONE BANK


                                     By:
                                        ---------------------------------------


                                     Title:
                                           ------------------------------------



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